                           DEFINITIVE PROXY STATEMENT
                           SCHEDULE 14(a) INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[X]  Definitive Proxy Statement

                          DYNAMICWEB ENTERPRISES, INC.

--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

--------------------------------------------------------------------------------

     4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5)  Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee previously paid with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

--------------------------------------------------------------------------------

     2)   Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     3)   Filing Party:

--------------------------------------------------------------------------------

     4)   Date Filed:

--------------------------------------------------------------------------------

[LOGO]

                          DYNAMICWEB ENTERPRISES, INC.
                    271 ROUTE 46 WEST, BUILDING F, SUITE 209
                          FAIRFIELD, NEW JERSEY 07004
                                AUGUST 18, 1999

Dear Shareholder:

     We are pleased to invite you to the 1999 Annual Meeting of Shareholders of DynamicWeb Enterprises, Inc. to be held on, Thursday, September 9, 1999 at
2:30 p.m., at the Ramada Inn, located at 38 Two Bridges Road, Fairfield, New Jersey 07004.

     The Notice of the Annual Meeting and the Proxy Statement on the following pages address the formal business of the Annual Meeting, which consists of the election of the Class II directors and the election of one Class I director to fill a vacancy, an amendment to our 1997 Employee Stock Option Plan to add 500,000 shares to that plan, an amendment to our 1997 Stock Option Plan for Outside Directors to increase by 2,755 the number of Common Stock options granted to new directors, and the approval of the selection of auditors for the year ending September 30, 1999. Also, at the Annual Meeting, our management will address other corporate matters which may be of interest to you and will be available to respond to your questions.

     The Corporation's Annual Report on Form 10-K for the fiscal year ended September 30, 1998 is included in this document immediately following the Proxy Statement and serves as our annual report to shareholders.

     It is requested that you promptly execute the enclosed proxy and return it in the enclosed postpaid envelope.

                                        Sincerely,

                                        STEVEN L. VANECHANOS, JR.

                                        STEVEN L. VANECHANOS, JR.
                                        Chairman and Chief Executive Officer

                       ----------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                   TO BE HELD ON THURSDAY, SEPTEMBER 9, 1999
                       ----------------------------------

To The Shareholders of
DYNAMICWEB ENTERPRISES, INC.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of DYNAMICWEB ENTERPRISES, INC. (the 'Corporation') will be held at 2:30 p.m., on Thursday, September 9, 1999 at the Ramada Inn, 38 Two Bridges Road, Fairfield, New Jersey 07004, for the following purposes:

          1. To elect two members of Class II and to elect one member of Class I of the Board of Directors, to serve until their successors are elected and qualified;

          2. To amend the Corporation's 1997 Employee Stock Option Plan to increase the number of shares reserved for issuance thereunder by 500,000 shares;

          3. To amend the 1997 Stock Option Plan for Outside Directors to (i) increase the number of options granted at the time of appointment to 20,000 shares; and (ii) increase by 50,000 the number of shares reserved for issuance under the plan;

          4. To approve the selection of Richard A. Eisner & Company, LLP, New York, New York, Certified Public Accountants, as our independent auditors for the fiscal year ending September 30, 1999; and

          5. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

     In accordance with the Bylaws of the Corporation and action of the Board of Directors, only those shareholders of record at the close of business on August 10, 1999 will be entitled to notice of and to vote at the Annual Meeting.

                                   By Order of the Board of Directors,

                                   STEVE VANECHANOS, SR.

                                   STEVE VANECHANOS, SR.
                                   Secretary

August 18, 1999

     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. PLEASE PROMPTLY DATE, SIGN, AND RETURN YOUR PROXY IN THE ENVELOPE WHICH ACCOMPANIES THIS PROXY STATEMENT.

                          DYNAMICWEB ENTERPRISES, INC.
                    271 ROUTE 46 WEST, BUILDING F, SUITE 209
                          FAIRFIELD, NEW JERSEY 07004
                                 (973) 244-1000

                        ATTN: STEVEN L. VANECHANOS, JR.
                             CHAIRMAN OF THE BOARD

                       ----------------------------------

                 PROXY STATEMENT FOR THE 1999 ANNUAL MEETING OF
                  SHAREHOLDERS TO BE HELD ON SEPTEMBER 9, 1999

                       ----------------------------------

                INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Annual Meeting:           September 9, 1999                   Ramada Inn
                          2:30 p.m., local time               38 Two Bridges Road
                                                              Fairfield, NJ 07004

Record Date:              Close of business on August 10, 1999. If you were a shareholder of
                          Common Stock on the record date, you may vote at the Annual Meeting.
                          Each share of Common Stock is entitled to one vote. On the record date, we had 2,603,769 shares of Common Stock outstanding. Therefore, a total of 2,603,769 votes may be cast at the Annual Meeting.

Agenda:                   1. Elect two (2) Class II Directors and elect one (1) Class I Director to fill a vacancy.

                          2. Approve Amendment No. 2 to the Corporation's 1997 Employee Stock
                             Option Plan to add 500,000 shares to the existing 334,764 shares that may be issued under the 1997 Employee Stock Option Plan.

                          3. Approve an Amendment to the Corporation's 1997 Stock Option Plan
                          for Outside Directors to (i) increase the number of options granted at the time of appointment to 20,000 shares; and (ii) increase by
                             50,000 the number of shares reserved for issuance under the plan.

                          4. Approve the selection of Richard A. Eisner & Co., LLP as our independent auditors for the fiscal year ending September 30, 1999.

                          5. Any other proper business.

Vote Required:            Proposal 1:                         The affirmative vote of a majority
                          Elect two (2) Class II              of all of the outstanding Common
                          Directors and elect one (1)         Stock is required to elect the
                          Class I Director to fill a          Class II nominees for director and
                          vacancy                             the new Class I nominee. So, if
                                                              you do not vote for one or both of
                                                              the Class II nominees or for the
                                                              Class I nominee, it has the same
                                                              effect as if you voted against the
                                                              election.

Proposal 2:               Approve Amendment No. 2             The affirmative vote of a majority
                          to the 1997 Employee Stock          of all of the outstanding Common
                          Option Plan                         Stock is required to approve
                                                              Amendment No. 2 to the 1997
                                                              Employee Stock Option Plan. So, if
                                                              you do not vote, it has the same
                                                              effect as if you voted against the
                                                              amendment.

Proposal 3:               Approve an Amendment to             The affirmative vote of a majority
                          the 1997 Stock Option Plan          of all of the outstanding Common
                          for Outside Directors               Stock is required to approve an
                                                              Amendment to the 1997 Stock Option
                                                              Plan for Outside Directors. So, if
                                                              you do not vote, it has the same
                                                              effect as if you voted against the
                                                              amendment.

Proposal 4:               Approve the Selection of            The affirmative vote of a majority
                          Auditors                            of the votes cast at the Annual
                                                              Meeting, whether in person or by
                                                              proxy, is required to approve the
                                                              selection of the auditors. So, if
                                                              you do not vote, it has the same
                                                              effect as if you voted against the
                                                              selection.

Quorum and
Broker Non-Votes:         To conduct the Annual Meeting, at least a majority of the votes that are entitled to be cast must be present. For purposes of determining whether a majority exists, broker non-votes and abstentions will be counted.

                          Broker non-votes and abstentions will not count as 'votes.' If your broker does not vote on any of the three (3) proposals, it will have no effect on the votes with respect to any of the three (3) proposals.

Proxies:                  Please vote; your vote is important. Prompt return of your proxy will help reduce the costs of resolicitation.

                          Unless you tell us on the proxy card to vote differently, we will vote signed returned proxies 'FOR' the Board's nominees for directors,
                          'FOR' the approval of Amendment No. 2 to the 1997 Employee Stock
                          Option Plan, 'FOR' the approval of an Amendment to the 1997 Stock
                          Option Plan for Outside Directors, and 'FOR' approval of the selection of the auditors.

                          At the time we began printing this proxy statement, we did not know of any matters that needed to be acted upon at the Annual Meeting other than those discussed in this proxy statement. However, if any additional matters are presented to the Annual Meeting for action, your proxy will be voted according to the recommendations of the management of the Corporation.

Proxies
Solicited By:             The Board of Directors.

Revoking
Your Proxy:               You may revoke your proxy before it is voted at the meeting.

                          You may revoke it if you:

                          deliver a signed, written revocation letter, dated later than your proxy, to: Steven L. Vanechanos, Jr., Chairman and Chief Executive
                          Officer of the Corporation, 271 Route 46 West, Building F, Suite 209,
                          Fairfield, New Jersey 07004;

                          deliver another signed proxy, dated later than this proxy, to Steven
                          L. Vanechanos, Jr., Chairman and Chief Executive Officer of the
                          Corporation, at the address above; or

                          attend the Annual Meeting, inform Steven L. Vanechanos, Jr., Chairman and Chief Executive Officer of the Corporation, of your desire to vote in person or by another proxy, and then vote in person or by another proxy at the Annual Meeting. Please note that attending the Annual
                          Meeting alone will not revoke your proxy.

                          The Corporation will pay all costs, estimated at $30,000 in the
Cost of                   aggregate, of soliciting these proxies. Although we are mailing these
Solicitation:             proxy materials, our directors, officers and employees may also solicit proxies by telephone, telegram, facsimile, mail or personal contact. Such persons will receive no additional compensation for such services, but the Corporation may reimburse them for reasonable out-of-pocket expenses. We will also furnish copies of solicitation materials to fiduciaries, custodians, nominees and brokerage houses for forwarding to beneficial owners of shares of Common Stock held in their names, and the Corporation will reimburse them for reasonable out-of-pocket expenses.

Your Comments:            Your comments about any aspects of our business are welcome. You may use the space provided on the proxy card for this purpose, if desired.
                          Although we may not respond on an individual basis, your comments help us to measure your satisfaction and we may benefit from your suggestions.

                          INFORMATION ABOUT NOMINEES,
                  CONTINUING DIRECTORS AND EXECUTIVE OFFICERS

     The following table contains certain information with respect to the nominees for the Board of Directors, the other directors, and the executive officers of the Corporation.

                NAME                   AGE                         POSITION
                ----                   ---                         --------
Steven L. Vanechanos, Jr.(1).........  45    Chairman of the Board and Chief Executive Officer

James D. Conners.....................  60    President and Chief Operating Officer

Steve Vanechanos, Sr.(1).............  69    Director, Vice President Treasurer and Secretary

Kenneth R. Konikowski................  52    Director and Executive Vice President

Denis Clark..........................  55    Director

Frank T. DiPalma(2)..................  54    Director

Robert Droste(2)(3)(4)(5)............  46    Director

Robert J. Gailus(3)(5)...............  50    Director

------------
(1) Steve Vanechanos, Sr. is the father of Steven L. Vanechanos, Jr.

(2) Member of the Compensation Committee during fiscal year 1998. The Compensation Committee meets on an as-needed basis between meetings of the Board of Directors to discuss compensation-related matters. This Committee was formed in 1997.

(3) Anticipated member of the Audit Committee of the Board of Directors during fiscal year 2000.

(4) Member of the Audit Committee of the Board of Directors during fiscal year 1998. The Audit Committee recommends an outside auditor for the year and reviews the financial statements and progress of the Corporation. This Committee was formed in 1997.

(5) Anticipated member of the Compensation Committee during fiscal year 2000.

BIOGRAPHICAL AND OTHER INFORMATION

     Steven L. Vanechanos, Jr. became Chief Executive Officer and Chairman of the Board of Directors of the Corporation on March 26, 1996. He was President of DynamicWeb Transaction Systems, Inc., a wholly-owned subsidiary of the Corporation, from its incorporation in October 1995 until it merged with the Corporation in September 1998. He also was a co-founder in 1981 of Megascore, Inc., which was a wholly-owned subsidiary of the Corporation, and was its President from October 1985 until it merged with the Corporation in September 1998. He has a Bachelor of Science degree in Finance and Economics from Fairleigh Dickinson University, Rutherford, New Jersey.

     James D. Conners became President and Chief Operating Officer of the Corporation on August 26, 1997. Prior to joining the Corporation, Mr. Conners served as the Vice President of Strategic Planning of Sterling Commerce in 1996 and the Vice President of its Internet Business Unit in 1997. Prior to joining Sterling Commerce, Mr. Conners spent fifteen years at General Electric Information Services in various sales and marketing positions, most recently as the General Manager in charge of the Ameritech Alliance. Mr. Conners graduated from the University of Detroit with a Bachelor of Science degree in Mathematics and a minor in Physics.

     Steve Vanechanos, Sr. became Vice President, Treasurer, Secretary and a director of the Corporation on March 26, 1996. He was a co-founder of Megascore in 1981 and DynamicWeb Transaction Systems, Inc. in 1995. He was Vice President of Megascore from April 1985 and of DynamicWeb Transaction Systems, Inc. from October 1995 until the companies merged with the Corporation in September 1998. He attended Newark College of Engineering in Newark, New Jersey for two years. He continued his education with certifications from PSI Programming Institute in New York City and with courses in principles of accounting at ABA Institute, Hudson County Chapter.

     Kenneth R. Konikowski became the Executive Vice President and a director of the Corporation on December 1, 1996. Prior to that date, Mr. Konikowski was President of Software Associates, Inc., which he founded in 1985. Software Associates, Inc. was a subsidiary of the Corporation until it was merged into the Corporation in September 1998. In addition to building Software Associates, Inc., Mr. Konikowski has been actively involved in the electronic data interchange industry for the past twelve years and he continues to make numerous presentations about the subject. Mr. Konikowski earned a degree in marketing from Rutgers University in New Jersey.

     Denis Clark became a director of the Corporation in June 1997. Mr. Clark has served as Vice President of Sterling Commerce, Inc. from 1993 to 1996 and was employed by IBM Corporation as a Director of Consulting from 1991 to 1992 and as a Director of Software Marketing from 1989 to 1991. Mr. Clark has been employed as regional vice president by Ajilon Services, Inc. since June 28, 1999. Previously, he was employed by Candle Corp. as Vice President of Application Management, a position he held from 1996 to December 31, 1998.

     Frank T. DiPalma became a director of the Corporation on March 26, 1996. Since January 1997, Mr. DiPalma has been employed as Vice President of Operations and Engineering for Energy Corporation of America, Mountaineer Gas Division. Prior to that time, and during the past five years, he held various management positions for Public Service Electric and Gas, a public utility located in Newark, New Jersey. In 1995 and 1996, he was the owner of Palmer Associates, a management consulting company. Mr. DiPalma graduated from New Jersey Institute of Technology with a Bachelor of Science in Mechanical Engineering; Fairleigh Dickinson University with a Masters in Business Administration; and the University of Michigan's Executive Development Program.

     Robert Droste became a director of the Corporation on March 26, 1996. Mr. Droste served as a director of Megascore, Inc. from 1985 and of DynamicWeb Transaction Systems, Inc. from February 1996 until the two companies merged into the Corporation in September 1998. Since June 1987, Mr. Droste has been the Director of Administration and Manager of Internal Audit for Russ Berrie & Co., Inc., Oakland, New Jersey. He has a Bachelor of Science Degree in Accounting from Fairleigh Dickinson University, Rutherford, New Jersey.

     Robert J. Gailus is a nominee to become a director of the Corporation. Mr. Gailus has been employed as the Founding Partner of Software Technology Venture Partners since January 1994. Mr. Gailus has been serving as a consultant to the Corporation since November 1998. He has a Bachelor of Arts degree in American Studies from Columbia College and a Masters in Business Administration from the Columbia Graduate School of Business.

BOARD AND COMMITTEE MEETINGS

     During the year ended September 30, 1998, the Corporation's Board of Directors held three board meetings and also took other actions by unanimous written consent.

     The Board of Directors has a standing Compensation Committee, which in fiscal year 1998 was composed of Frank DiPalma and Robert Droste. The Compensation Committee administers the Corporation's stock option plans and is responsible for establishing the compensation of the Corporation's executive officers. The Compensation Committee met three times in the fiscal year ended September 30, 1998, including actions taken by unanimous written consent.

     The Board of Directors has a standing Audit Committee, which in fiscal year 1998 was composed of F. Patrick Ahearn, Jr. and Robert Droste. The Audit Committee recommends an outside auditor for the year and reviews the financial statements and progress of the Corporation. The Audit Committee did not meet during the fiscal year ended September 30, 1998.

     The Board of Directors does not have a standing nominating committee.

     All directors attended seventy-five percent (75%) or more of the aggregate number of meetings of the Board of Directors and of the various committees of the Board of Directors on which they served.

COMPENSATION OF DIRECTORS

     On June 12, 1997, the shareholders of the Corporation approved the 1997 Stock Option Plan for Outside Directors. Under the 1997 Stock Option Plan for Outside Directors, each non-employee director, or 'outside director,' currently receives an annual grant of options to purchase 3,912 shares of Common Stock of the Corporation. Otherwise, the non-employee directors and the employee directors do not receive a fee for attending meetings or other fees or retainers for serving on the Board of Directors.

     At the time that this proxy statement was written, future directors elected or appointed by the Board to fill a vacancy are eligible at each annual meeting at which directors are elected to receive a grant of options to purchase 3,912 shares of Common Stock. We currently have 78,254 shares of Common Stock reserved for issuance under the 1997 Stock Option Plan for Outside Directors. However, if the shareholders of the Corporation vote in favor of Proposal III, new directors will receive at the time of appointment grants of options to purchase an aggregate of 20,000 shares vesting in equal increments over a three-year period and the number of shares of Common Stock reserved for issuance under the plan will be increased by 50,000 to a total of 128,254 shares.

     During each of the years ended September 30, 1998 and 1997, 11,736 and 15,648 options, respectively, were granted to directors to purchase the Corporation's Common Stock pursuant to the 1997 Stock Option Plan for Outside Directors. These options, which were granted at prices equivalent to the market value of the Common Stock at the dates of the grants, are exercisable immediately and expire on October 31, 2008 and 2007, respectively.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY COMPENSATION TABLE

     The following table for fiscal year 1998 shows salaries, bonuses, options, and long-term compensation paid during the last three years for the Chief Executive Officer and our other highly compensated executive officers whose total annual salary and bonus exceeded $100,000.

                                                 ANNUAL COMPENSATION                  LONG-TERM COMPENSATION
                                       ---------------------------------------   ---------------------------------
                                                                                             SECURITIES
                                                                     OTHER                   UNDERLYING
                                                                     ANNUAL      OPTIONS      OPTIONS/      LTIP
                               FISCAL   SALARY          BONUS     COMPENSATION   AWARDED        SARS      PAYOUTS     ALL OTHER
 NAME AND PRINCIPAL POSITION    YEAR     ($)             ($)          ($)          (#)          (#)         ($)      COMPENSATION
 ---------------------------    ----     ---             ---          ---          ---          ---         ---      ------------
Steven L. Vanechanos, Jr. ...   1998   $ 88,451(1)(2)                                                                         (3)
  Chairman and Chief
  Executive Officer
Kenneth R. Konikowski .......   1998   $135,600(2)                                None                                        (3)
  Executive Vice President
James D. Conners ............   1998   $160,000                                  104,338(4)   104,338                  $18,000(5)
  President and Chief
  Operating Officer

------------
(1) Mr. Vanechanos is entitled to an annual salary of $108,000 through February 1999, and $120,000 through February 2000.

(2) Eligible for increases based on annual performance reviews pursuant to the Corporation's policies and practices.

(3) Includes $500,000 in life insurance, disability and health insurance, vacation days, use of an automobile, and eligibility to participate in the Corporation's 1997 Employee Stock Option Plan.

(4) The employment agreement with Mr. Conners obligates the Corporation to grant to Mr. Conners options to purchase 104,338 shares of the Corporation's Common Stock during his employment period for a price of $3.83 per share. On September 11, 1997, Mr. Conners was granted 104,338 options under the 1997 Employee Stock Option Plan. Of these options, 45,648 of the shares vested on August 25, 1998; 32,606 will vest on August 25, 1999; and the remaining 26,084 will vest on August 25, 2000.

(5) Mr. Conners is entitled to receive a $1,000 per month housing allowance and a $500 per month leased automobile allowance. He is also eligible to participate in the 1997 Employee Stock Option Plan and the Corporation's other employee benefit plans.

OPTION GRANTS TO EXECUTIVE OFFICERS IN FISCAL YEAR 1998

     The following table contains information concerning options granted during fiscal year 1998 to the Chief Executive Officer and our other highly compensated executive officers whose total annual salary and bonus exceeded $100,000.

                                       NUMBER OF        PERCENT
                                         SHARES        OF TOTAL                                 GRANT
                                       UNDERLYING       OPTIONS                                 DATE
                                        OPTIONS       GRANTED TO      EXERCISE                 PRESENT
                                        GRANTED      EMPLOYEES IN      PRICE     EXPIRATION     VALUE
                NAME                      ($)       FISCAL YEAR (%)    ($/SH)       DATE         ($)
                ----                      ---       ---------------    ------       ----         ---
Steven L. Vanechanos, Jr.............     --            --              --           --          --
Kenneth R. Konikowski................     --            --              --           --          --
James D. Conners.....................   104,338         --             $3.83        (1)      $399,614.54

------------
(1) Mr. Conners was granted options to purchase 104,338 shares on September 11, 1997 under the 1997 Employee Stock Option Plan. Of these options, 45,648 of the shares vested on August 25, 1998; 32,606 will vest on August 25, 1999; and the remaining 26,084 will vest on August 25, 2000.

AGGREGATED OPTION/STOCK APPRECIATION RIGHTS ('SAR') EXERCISES IN FISCAL YEAR 1998 AND FISCAL YEAR-END OPTION/SAR VALUES

     No options were exercised during fiscal 1998 by the Chief Executive Officer or our other highly compensated officers whose total annual salary and bonus exceeded $100,000.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT

    DATE OF            OFFICER NAME
   AGREEMENT            AND TITLE                             TERMS OF AGREEMENT
   ---------           ------------                           ------------------
12/1/1996         Kenneth R. Konikowski,       If Mr. Konikowski's employment is terminated by the
                  Executive Vice President     Corporation other than for 'Cause,' 'Disability,' or
                  and Director                 'Material Breach,' or if he terminates his
                                               employment for 'Good Reason' as these terms are
                                               defined in Mr. Konikowski's employment agreement,
                                               Mr. Konikowski is entitled to a lump sum amount
                                               equal to the base salary that he would be entitled to if
                                               he worked from the time of termination until
                                               November 30, 2001. This payment will be reduced by
                                               an interest rate that is equivalent to the rates for the
                                               latest two-year Treasury bill.

8/26/1997         James D. Conners, President  If Mr. Conners' employment is terminated other than for
Three-year                                     'Cause,' as defined in his employment agreement, Mr.
employment                                     Conners is entitled to receive his base salary,
period with                                    incentive compensation and options for the balance of
automatic                                      his employment period.
renewal

3/1/1998          Steven L. Vanechanos, Jr.,   If Mr. Vanechanos' employment is terminated by the
                  Chief Executive Officer,     Corporation other than for 'Cause,' 'Disability,' or
                  Chairman and Director        'Material Breach,' or if he terminates his employment
                                               for 'Good Reason,' as these terms are defined in Mr.
                                               Vanechanos' employment agreement, Mr. Vanechanos is
                                               entitled to a lump sum amount equal to the base salary
                                               that he would be entitled to if he worked from the time
                                               of termination until the end of his employment period.
                                               This payment will be reduced by an interest rate that is
                                               equivalent to the rates for the latest two-year Treasury
                                               bill.

3/1/1998          Steve Vanechanos, Sr.,       If Mr. Vanechanos' employment is terminated by the
                  Vice President, Treasurer    Corporation other than for 'Cause,' 'Disability,' or
                  and Secretary                'Material Breach,' or if he terminates his employment
                                               for 'Good Reason,' as these terms are defined in Mr.
                                               Vanechanos' employment agreement, Mr. Vanechanos is
                                               entitled to a lump sum amount equal to the base salary
                                               that he would be entitled to if he worked from the time
                                               of termination until the end of his employment period.
                                               This payment will be reduced by an interest rate that is
                                               equivalent to the rates for the latest two-year Treasury
                                               bill.

3/1/1998 to       Douglas Eadie,               Mr. Eadie's employment will continue from May 1, 1998 to
3/31/1999         Executive Vice President     March 31, 1999, and thereafter, if neither party has
                                               given written notice of nonrenewal, shall be
                                               automatically renewed on April 1 of each subsequent year
                                               for one additional year, provided that Mr. Eadie's
                                               employment may be terminated for 'Cause' or
                                               'Disability,' as those terms are defined in his
                                               employment agreement, as well as retirement or voluntary
                                               termination.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

                                   AGREEMENTS

    DATE OF
   AGREEMENT                PARTIES                           TERMS OF AGREEMENT
   ---------                -------                           ------------------
12/1997 to        Mask Group                   We lease a portion of our office facility from
12/31/2002                                     the Mask Group, a partnership in which Kenneth
                                               R. Konikowski, the Executive Vice President and
                                               a director, and his wife are partners. The
                                               annual rent for the year ended September 30,
                                               1998 under such lease, as amended, is
                                               approximately $43,384, subject to fixed annual
                                               increases of three percent (3%), plus the
                                               payment of condominium maintenance fees. The
                                               lease expires on December 31, 2002. We believe
                                               that the rent charged by the Mask Group
                                               approximates fair market rents in the area and
                                               is no less favorable to the Corporation than
                                               would have been obtained from an unaffiliated
                                               third party for similar office space. The
                                               Corporation is jointly obligated with the Mask
                                               Group on approximately $246,000 of indebtedness
                                               (as of September 1, 1997) to a third party
                                               lender to the Mask Group relating to a mortgage
                                               loan on those premises. The Mask Group is making
                                               the payments on that loan, and has informed the
                                               Corporation that the loan is current.

12/1998           Robert J. Gailus             As part of his consultancy agreement with the
                                               Corporation, Robert J. Gailus received options
                                               to purchase 25,000 shares of Common Stock of the
                                               Corporation.

9/15/98           Merger of DynamicWeb         On September 15, 1998, pursuant to an Agreement
                  Enterprises, Inc.,           and Plan of Merger, DynamicWeb Enterprises,
                  DynamicWeb Transaction       Inc., DynamicWeb Transaction Systems, Inc.,
                  Systems, Inc., Software      Software Associates, Inc., Megascore, Inc. and
                  Associates, Inc.,            Design Crafting, Inc. merged into a single
                  Megascore, Inc. and Design   corporation existing under the laws of the State
                  Crafting, Inc.               of New Jersey called DynamicWeb Enterprises,
                                               Inc. DynamicWeb Enterprises, Inc., as the
                                               surviving corporation, possesses all of the
                                               assets, rights, privileges, powers and
                                               franchises, as well as all of the restrictions,
                                               disabilities, duties and liabilities of the
                                               former subsidiaries. All of the issued and
                                               outstanding stock in the former subsidiaries was
                                               cancelled as of the date of the merger.

8/7/1998          Shaar Fund, Ltd.             Pursuant to a Securities Purchase Agreement and
                                               Registration Rights Agreement, both dated August
                                               7, 1998, the Corporation closed a private
                                               placement to the Shaar Fund, Ltd. of 875 shares
                                               of Series A 6% Convertible Preferred Stock, par
                                               value $0.001 per share, together with 87,500
                                               Common Stock Purchase Warrants with a term of
                                               three years and at an exercise price of $6.00
                                               per share for an aggregate price of $875,000. We
                                               received net proceeds of approximately $779,000,
                                               which we used to fund operating deficits
                                               incurred during that period, including sales and
                                               marketing expenses, product development,
                                               operations and working capital.

5/1/1998          Design Crafting, Inc.        On May 1, 1998, the Corporation purchased all
                                               the outstanding stock of Design Crafting, Inc.,
                                               a provider of electronic commerce consulting
                                               services, in exchange for 101,697 shares of
                                               Common Stock. The acquisition, which was
                                               accounted for as a purchase, was recorded at a
                                               total cost of $551,000, including

    DATE OF
   AGREEMENT                PARTIES                           TERMS OF AGREEMENT
   ---------                -------                           ------------------
                                               related expenses, of which $508,000 was
                                               allocated to cost in excess of fair value of the
                                               identifiable net assets acquired.
4/2/1998          Perry & Co.                  In April 1998, we granted options to purchase
                                               90,000 shares of the Corporation's Common Stock
                                               at $5.50 per share as compensation to
                                               individuals other than employees for investment
                                               relation services. The options are exercisable
                                               immediately and expire in April 2000. The
                                               estimated fair value of the options, which
                                               amounted to $205,000, was charged to operations
                                               during fiscal 1998.

4/1997 to         Kenneth R. Konikowski        On November 30, 1996, pursuant to a Stock
12/1997                                        Purchase Agreement of the same date among the
                                               Corporation, Software Associates and Kenneth R.
                                               Konikowski, the sole shareholder of Software
                                               Associates, Mr. Konikowski received 224,330
                                               shares of the Corporation's Common Stock for all
                                               of the issued and outstanding capital stock of
                                               Software Associates. Pursuant to the same
                                               agreement, Kenneth R. Konikowski was named
                                               Executive Vice President and a director of the
                                               Corporation and his Employment Agreement was
                                               executed. Pursuant to the Stock Purchase
                                               Agreement, as amended by letter agreements dated
                                               April 17, 1997, November 20, 1997, and December
                                               15, 1997 between the Corporation and Mr.
                                               Konikowski, the Corporation is obligated to
                                               issue to Mr. Konikowski up to 178,420 additional
                                               shares of its Common Stock in the event the
                                               average closing bid price of the Common Stock
                                               does not equal $21.565 per share for the five
                                               trading days immediately prior to January 30,
                                               2000. If those additional shares are issued, the
                                               ownership interest of all other holders of
                                               Common Stock will be diluted in favor of Mr.
                                               Konikowski.

7/1997 to         Steven L. Vanechanos, Jr.    Steven L. Vanechanos, Jr. loaned $167,675 to the
12/1997                                        Corporation, $23,000 of which was advanced on
                                               July 11, 1997, $35,000 of which was advanced on
                                               July 28, 1997, $875 of which was advanced on
                                               August 1, 1997, $16,000 of which was advanced on
                                               August 11, 1997, $2,800 of which was advanced on
                                               September 26, 1997 and $15,000 of which was
                                               advanced on December 11, 1997. This loan bore
                                               interest at eight percent (8%) per annum, and
                                               was repaid in March 1998.

12/1997           Kenneth R. Konikowski,       In connection with financing for the
                  Steven L. Vanechanos, Jr.,   Corporation, Kenneth R. Konikowski, Steven L.
                  and Steve Vanechanos, Sr.    Vanechanos, Jr. and Steve Vanechanos, Sr.
                                               contributed shares of Common Stock to the
                                               Corporation in December 1997 (89,732 for Mr.
                                               Konikowski, 184,135 for Mr. Vanechanos, Jr. and
                                               182,191 for Mr. Vanechanos, Sr.).

10/31/1997        Steven L. Vanechanos, Jr.    In connection with the August 1997 financing,
                  and Steve Vanechanos, Sr.    the placement agent required that Steven L.
                                               Vanechanos, Jr. and Steve Vanechanos, Sr.
                                               contribute to the capitalization of the
                                               Corporation by relinquishing some of their
                                               outstanding Common Stock. Messrs. Vanechanos
                                               each contributed to the Corporation, in exchange
                                               for $1.00 each, 33,330 shares of Common Stock of
                                               the Corporation.

                        SECURITY OWNERSHIP BY MANAGEMENT

     The table below contains information concerning the beneficial ownership of Common Stock by the three persons nominated to the Board of Directors, by the four continuing members of the Board, by the executive officers who are named in the Summary Compensation Table, by all directors and executive officers as a group, and by each person who owns of record or is known by the Board of Directors to be the owner of more than five percent (5%) of the Corporation's Common Stock.

     Unless otherwise indicated in a footnote, each of the following persons holds sole voting and investment power over the shares listed as beneficially owned.

                                                                BENEFICIAL OWNERSHIP OF
                                                                 OPTIONS EXERCISEABLE
           NAME AND ADDRESS              BENEFICIAL OWNERSHIP      WITHIN 60 DAYS OF        PERCENT OF
          OF BENEFICIAL OWNER              OF SHARES(1)(2)          RECORD DATE(1)        COMMON STOCK(3)
          -------------------              ---------------          --------------        ---------------
Steven L. Vanechanos, Jr. .............        276,202                   40,748                11.6%
  92 Clarken Drive
  West Orange, New Jersey 07052
Steve Vanechanos, Sr.(4) ..............        273,288                   40,626                11.5%
  96 Union Avenue
  Rutherford, New Jersey 07070
Kenneth R. Konikowski .................        134,598                                          4.9%
  36 Pinebrook Road
  Towaca, New Jersey 07082
James D. Conners ......................         45,648                   32,606                 2.9%
  5506 Carnoustie Court
  Dublin, Ohio 43017
Robert J. Gailus ......................              0                    6,667                 0.2%
  50 Riverside Drive, Apt. 2-B
  New York, NY 10024
Frank T. DiPalma(5) ...................         10,697                    3,912                 0.5%
  179 Claremont Road
  Ridgewood, New Jersey 07450
Robert Droste .........................          6,067                    3,912                 0.4%
  24 Summit Road
  Clifton, New Jersey 07012
Denis Clark ...........................          3,912                    3,912                 0.3%
  16628 Calle Brittany
  Pacific Palisades, CA 90272
All directors and executive ...........        750,412                  132,383                32.3%
  officers as a group (8 in number)

------------
(1) The securities 'beneficially owned' by an individual are determined in accordance with the definitions of 'beneficial ownership' set forth in the General Rules and Regulations of the Securities and Exchange Commission ('SEC') and may include securities owned by or for the individual's spouse and minor children and any other relative who has the same home, as well as securities to which the individual has or shares voting or investment power or has the right to acquire beneficial ownership within sixty (60) days after August 10, 1999. Beneficial ownership may be disclaimed as to certain of the securities.

(2) Information furnished by the directors and executive officers of the Corporation.

(3) Percentages based upon a total of (a) 2,603,769 shares outstanding on August 10, 1999, plus (b) an additional 132,383 shares issuable within sixty (60) days of that date to directors under the 1997 Stock Option Plan for Outside Directors and other agreements.

(4) All of such shares are held jointly by Mr. Vanechanos, Sr. and his spouse.

(5) All of such shares are held jointly by Mr. DiPalma and his spouse.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's officers and directors and persons who own more than ten percent (10%) of a registered class of the Corporation's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent (10%) shareholders are required by SEC regulation to furnish the Corporation with copies of all
Section 16(a) forms they file. The rules of the SEC regarding the filing of such statements require that 'late filings' of such statement be disclosed in this Proxy Statement.

     Based solely on review of the copies of such forms furnished to the Corporation, the Corporation believes that, during the fiscal year ended September 30, 1998, its officers, directors and greater than ten percent (10%) beneficial owners complied with applicable Section 16(a) filing requirements, except that (i) F. Patrick Ahearn, Jr., Frank DiPalma, Robert Droste and Denis Clark each inadvertently failed to file a Form 5 to report the receipt of stock options for 3,912 shares of Common Stock received under the 1997 Stock Option Plan for Outside Directors; (ii) Steven L. Vanechanos, Jr. and Steve Vanechanos, Sr. each inadvertently failed to file a Form 5 to report their contribution of 33,330 shares of Common Stock of the Corporation in connection with an August 1997 financing transaction; (iii) James D. Conners inadvertently failed to file a Form 3 when he became an officer of the Corporation, and a Form 5 to report stock options for 104,338 shares of Common Stock he received from the Corporation, and (iv) Kenneth R. Konikowski, Steven L. Vanechanos, Jr., and Steve Vanechanos, Sr. each inadvertently failed to file a Form 5 to report their contribution of shares of Common Stock to the Corporation in December 1997 (89,732 for Mr. Konikowski, 184,135 for Mr. Vanechanos, Jr. and 182,191 for Mr. Vanechanos, Sr.).

                                  PROPOSAL I:
                             ELECTION OF DIRECTORS

GENERAL

     The Board has nominated two directors for election as Class II Directors at the annual meeting. According to the Bylaws, the directors are divided into three classes: Class I, Class II, and Class III. Each class is elected for a term of three years, except that the Class I Directors who were elected in 1997 had an initial term expiring in 1998 and the Class II Directors who also were elected in 1997 have an initial term expiring in 1999.

     The Certificate of Incorporation of the Corporation provides that the Board of Directors shall consist of not less than five (5) nor more than twenty-five
(25) persons, as fixed by the Board of Directors from time to time. Each Class shall consist as nearly as possible of one-third (1/3) of the number of the whole Board of Directors.

     The Board has also nominated one director, who is currently serving as a Class II Director, to be elected to fill a vacancy on the Board created when one of the Class I Directors resigned. According to the Bylaws, the newly appointed director will hold office for the unexpired term for that class of directors.

NOMINEES

     The Board of Directors unanimously nominated the following persons for election as Class II Directors at the 1999 Annual Meeting for a term of three (3) years. Mr. Konikowski is currently serving as a director of the Corporation, and Mr. Gailus has never served as a director of the Corporation. If you elect them, they will hold office until the next annual meeting after the end of their term or until their successors have been elected.

Election as Class II Director:
Robert J. Gailus..............  Robert J. Gailus is a nominee to become a director of the
                                Corporation. Mr. Gailus has been employed as the Founding
                                Partner of Software Technology Venture Partners since
                                January 1994. Mr. Gailus has been serving as a consultant to the Corporation since November 1998. He has a Bachelor of
                                Arts Degree in American Studies from Columbia College and a
                                Masters in Business Administration from the Columbia
                                Graduate School of Business.
Kenneth R. Konikowski.........  Kenneth R. Konikowski became the Executive Vice President and a director of the Corporation on December 1, 1996. Prior to that date, Mr. Konikowski was President of Software
                                Associates, Inc., which he founded in 1985. Software
                                Associates, Inc. was a subsidiary of the Corporation until it merged with the Corporation in September 1998.

     On March 19, 1999, F. Patrick Ahearn, Jr. resigned from the Board of Directors. To fill the vacancy, the Board of Directors unanimously nominated the following person to be elected to serve as a Class I Director for the remainder of the term of the Class I directors. He is currently serving as a Class II Director of the Corporation until his term ends at the Annual Meeting.

Election as Class I Director:
Steve Vanechanos, Sr..........  Steve Vanechanos, Sr. became Vice President, Treasurer,
                                Secretary and a director of the Corporation on March 26,
                                1996. He was a co-founder of Megascore in 1981 and
                                DynamicWeb Transaction Systems, Inc. in 1995. He served as a
                                Vice President of Megascore from April 1985 and of
                                DynamicWeb Transaction Systems, Inc. from October 1995 until those subsidiaries merged into the Corporation in September
                                1998. He attended Newark College of Engineering in Newark,
                                New Jersey for two years. He continued his education with
                                certifications from PSI Programming Institute in New York
                                City and with courses in principles of accounting at ABA
                                Institute, Hudson County Chapter.

     THE BOARD RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH OF THE NOMINEES FOR CLASS II DIRECTOR AND FOR THE ELECTION OF THE NOMINEE FOR CLASS I DIRECTOR.

                                  PROPOSAL II:
             AMENDMENT NO. 2 TO THE 1997 EMPLOYEE STOCK OPTION PLAN
                        TO INCREASE THE NUMBER OF SHARES
                        RESERVED FOR ISSUANCE THEREUNDER

GENERAL

     In June of 1997, the Board of Directors and the shareholders adopted and approved the 1997 Employee Stock Option Plan. The 1997 Employee Stock Option Plan authorizes the Compensation Committee of the Board of Directors to grant options for the purchase of shares of Common Stock.

PURPOSE:

     The purpose of the 1997 Employee Stock Option Plan is to improve the performance of the Corporation by encouraging significant employees to own stock in the Corporation, thereby more closely aligning the interests of employees and shareholders. Moreover, the 1997 Employee Stock Option Plan is designed to have a positive effect on the Corporation's ability to attract, motivate and retain employees having outstanding leadership and management ability.

NUMBER OF SHARES DESIGNATED FOR ISSUANCE AND ISSUED:

     When the 1997 Employee Stock Option Plan was first approved, a total of 234,764 (as adjusted to reflect the Corporation's reverse stock split) shares of Common Stock were reserved for issuance. In July 1998, the Board of Directors and the shareholders adopted and approved the first amendment to the 1997 Employee Stock Option Plan to designate an additional 100,000 shares of Common Stock, for a total of 334,764 shares, for issuance.

     The 1997 Employee Stock Option Plan includes both Incentive Stock Options, as defined in Section 422 of the Internal Revenue Code of 1986, as amended, and Nonqualified Stock Options. Incentive Stock Options qualify for certain tax benefits, but Nonqualified Stock Options do not.

     All current employees of the Corporation are eligible to participate in the 1997 Employee Stock Option Plan. As of the Record Date, approximately 52 employees were eligible for options, 11,228 shares had been issued pursuant to the exercise of options granted under the 1997 Employee Stock Option Plan, and Incentive Stock Options to purchase 323,536 shares were outstanding. Therefore, as of the Record Date, there were no shares available for future grants of options under the 1997 Employee Stock Option Plan.

EXERCISE PRICE:

     The exercise price for Incentive Stock Options granted under the 1997 Employee Stock Option Plan will be equal to at least the fair market value of the stock underlying the option on the date the option is granted. However, the exercise price for Nonqualified Stock Options granted under the 1997 Employee Stock Option Plan will be the dollar amount that is specified by the Compensation Committee. Therefore, the Corporation may issue Nonqualified Stock Options with an exercise price that is less than the fair market value of the stock underlying the option on the date of the grant. Incentive Stock Options granted under the 1997 Employee Stock Option Plan may be exercised for up to ten
(10) years after the date of the grant, except in certain limited circumstances. Nonqualified Stock Options granted under the 1997 Employee Stock Option Plan may be exercised for up to ten (10) years and one (1) month after the date of the grant.

TAX CONSEQUENCES:

     The 1997 Employee Stock Option Plan is not a qualified plan under Code
Section 401(a). We have been advised that, under the Code, certain federal income tax consequences will result when Incentive Stock Options or Nonqualified Stock Options, or any combination thereof, are granted or exercised.

ADMINISTRATION AND NEW PLAN BENEFITS

     The Compensation Committee has the discretion to select participants who will receive awards under the 1997 Employee Stock Option Plan and to determine the size and type of award. Any shares as to which an option expires, lapses unexercised, or is terminated or canceled may be subject to a new option. Future grants are not presently determinable and it is not possible to predict the benefits or amounts that will be received by or allocated to particular individuals or groups in the future.

NEW PLAN BENEFITS FOR FISCAL YEAR 1998

     The following table sets forth the benefits that were received by the following people pursuant to the 1997 Employee Stock Option Plan during the fiscal year ended September 30, 1998: (i) the executive officers named in the Executive Compensation Table under the section above entitled 'Executive Compensation and Other Information;' (ii) all current executive officers as a group; (iii) all current directors who are not executive officers as a group; and (iv) all employees who are not executive officers, as a group:

NAME AND POSITION                                     DOLLAR VALUE ($)       NUMBER OF UNITS
-----------------                                     ----------------       ---------------
Named Executive Officers                                $700,107.98(1)           45,648(2)
  (3 persons)
Executive Group                                         $700,107.98(1)           45,648(2)
  (4 persons)
Non-Executive Director Group                            $ 80,430.72(3)           15,648(4)
  (4 persons)
Non-Executive Officer Employee Group                    $234,691.80(5)           92,036
  (19 persons)

(1) The exercise price for 104,338 of those options granted was $3.83 per share. The last bid price for the Common Stock on the Nasdaq Over-the-Counter ('OTC') Bulletin Board Service on the date of grant was $6.71 per share (as adjusted to reflect the Corporation's reverse stock split). The figure in the chart above is the product of the number of shares times $6.71.

(2) The number of units shown corresponds to the number of the Corporation's shares underlying options that were granted to James D. Conners, the President and Chief Operating Officer of the Corporation, on September 11, 1997 and that vested on August 25, 1998.

(3) The bid prices for the Common Stock on the Nasdaq OTC Bulletin Board Service on the date of grants ranged from $5.03 per share to $5.25 per share. The figure in the chart above is the product of the average bid price, $5.14, times the number of shares.

(4) On the date of each succeeding annual meeting of shareholders at which directors are elected, each non-employee director will automatically be granted an option to purchase 3,912 shares of Common Stock, or, if Proposal III is approved at the 1999 Annual Meeting, 20,000 shares of Common Stock that will vest in even increments over a three-year period.

(5) The bid prices for the Common Stock on the Nasdaq OTC Bulletin Board Service on the dates of grant ranged from $1.56 per share to $3.53 per share. The figure in the chart above is the product of the average bid price on date of grant, $2.55, times the number of options granted.

PROPOSED AMENDMENT TO INCREASE SHARES RESERVED

     The Board of Directors proposes a second amendment to the 1997 Employee Stock Option Plan to increase by 500,000 shares the number of shares of Common Stock reserved for issuance under the 1997 Employee Stock Option Plan. If the proposed amendment is approved, the total number of shares of Common Stock reserved for issuance under the 1997 Employee Stock Option Plan will be 834,764.

     THE BOARD RECOMMENDS THAT YOU VOTE FOR AMENDMENT NO. 2 TO THE 1997 EMPLOYEE STOCK OPTION PLAN.

                                 PROPOSAL III:
         AMENDMENT OF THE 1997 STOCK OPTION PLAN FOR OUTSIDE DIRECTORS

GENERAL

     On April 28, 1997, the Board of Directors adopted a Stock Option Plan for Outside Directors and, in June 1997, our shareholders approved the plan. The purpose of the 1997 Stock Option Plan for Outside Directors is to attract, retain and compensate highly qualified individuals who are not employees to serve as members of the Board of Directors by encouraging them to invest in the Common Stock and thereby increase their proprietary and personal interest in the Corporation's continued success and progress. Under the plan, options to purchase 3,912 shares (as adjusted after the reverse split of the Corporation's stock) of our Common Stock are automatically granted to directors who are not employed by us, i.e., the 'outside directors.' The first grant was made on September 30, 1997. Thereafter, at each annual meeting of shareholders at which directors are elected, the outside directors automatically receive an additional grant of options to purchase 3,912 shares of our Common Stock.

ADMINISTRATION AND NEW PLAN BENEFITS

     The 1997 Stock Option Plan for Outside Directors authorizes a committee of members of the Board of Directors to administer and interpret the plan. Any shares as to which an option expires, lapses unexercised, or is terminated or canceled may be subject to a new option. Only Nonqualified Stock Options, which have certain federal tax consequences, may be granted under the 1997 Stock Option Plan for Outside Directors. The exercise price for options granted under the 1997 Stock Option Plan for Outside Directors will be equal to the fair market value of the stock underlying the option on the date the option is granted. Nonqualified Stock Options granted under the 1997 Stock Option Plan for Outside Directors may be exercised for 10 years and 1 month after the date of grant. No option may be transferred by the option holder other than by will or by the laws of descent and distribution, and each option is exercisable during the option holder's lifetime only by the option holder, or his guardian or legal representative, unless otherwise approved by the committee of the Board of Directors. Under the 1997 Stock Option Plan for Outside Directors, options may not be exercised during the 11-month period following the date of grant unless
(i) there occurs a 'change in control' of the Corporation during such period, or
(ii) the committee waives the 11-month continuous service requirement for a director whose service has terminated within the 11-month period. In the event of a 'change in control,' the options become immediately exercisable. The term 'change in control' is defined in the 1997 Stock Option Plan for Outside Directors to mean, among other things, a merger, consolidation or similar transaction in which (i) the Corporation's shareholders do not own, after the transaction, at least 66 2/3% of the voting securities of the surviving institution, and (ii) persons who were members of the Corporation's Board do not constitute at least 66 2/3% of the members of the Board of the surviving institution.

     Under the 1997 Stock Option Plan for Outside Directors, in the event of an option holder's retirement, options may continue to be exercised during the term of the option for up to 24 months, at the discretion of the Board's committee, from the date of retirement. With respect to an option holder whose service as a director terminates due to death or disability, the option holder or his legal representative may exercise the option until the earlier of the expiration of the term of the option or one year after such termination of service. If an option holder's service as a director is terminated for any reason except retirement, death or disability, all options granted to such person under the 1997 Stock Option Plan for Outside Directors terminate on the date such service is terminated, unless the committee permits the option holder to exercise such options until the earlier of (i) the expiration of the term of the option, or
(ii) up to 24 months from the date of termination. The Board of Directors may amend, suspend or terminate the 1997 Stock Option Plan for Outside Directors at any time without shareholder approval, unless the approval of shareholders is otherwise required under applicable tax, securities or other laws. In addition, the Board may not modify or amend the 1997 Stock Option Plan for Outside Directors with respect to any outstanding option, or impair or cancel any outstanding option, without the consent of the affected option holder.

     The shares of Common Stock issued under the 1997 Stock Option Plan for Outside Directors are registered with the Securities and Exchange Commission and with any applicable state securities commission where registration is required. The cost of such registrations is borne by the Corporation.

PROPOSED AMENDMENT TO INCREASE THE NUMBER OF OPTIONS GRANTED TO NEW DIRECTORS AND TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE

     The Board of Directors proposes to amend the 1997 Stock Option Plan for Outside Directors to make the following two modifications:

     First, the grant to new directors of options to purchase the Corporation's Common Stock will be increased from options to purchase 3,912 (as adjusted to reflect the Corporation's reverse stock split) shares to options to purchase 20,000 shares. These options will vest over a three-year period in even increments as follows: options to purchase 6,667 shares vest in year one, options to purchase 6,667 shares vest in year two, and options to purchase 6,666 shares vest in year three. In fiscal year 1999, directors are eligible for this award if they have not yet served on our Board of Directors. In fiscal year 2000 and thereafter, directors will be eligible if they are elected to the Board of Directors at an annual meeting of the shareholders.

     Second, the number of shares reserved for issuance under the 1997 Stock Option Plan for Outside Directors will be increased by 50,000. The total number of shares reserved for issuance will therefore increase from 78,254 (as adjusted for the Corporation's reverse stock split) shares to 128,254 shares of the Common Stock of the Corporation.

     THE BOARD RECOMMENDS THAT YOU VOTE FOR THE AMENDMENTS TO THE 1997 STOCK OPTION PLAN FOR OUTSIDE DIRECTORS.

                                  PROPOSAL IV:
          APPROVAL OF THE SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

GENERAL

     We have appointed Richard A. Eisner & Company, LLP, New York, New York, Certified Public Accountants, as the Corporation's independent public accountants for the fiscal year ending September 30, 1999, and are requesting that the shareholders approve this selection at the Annual Meeting. We have been advised by Richard A. Eisner & Company, LLP that none of its members has any financial interest in the Corporation.

ANNUAL MEETING

     In the event that the shareholders do not approve the selection of Richard
A. Eisner & Company, LLP as the Corporation's independent public accountants to perform audit services for the 1999 fiscal year, another accounting firm may be chosen to provide audit services for the 1999 fiscal year.

     Representatives of Richard A. Eisner & Company, LLP are expected to attend the Annual Meeting, will be given an opportunity to make a statement and will be available to respond to questions from shareholders.

     THE BOARD RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE SELECTION OF RICHARD A. EISNER & COMPANY, LLP AS THE CORPORATION'S AUDITORS FOR THE 1999 FISCAL YEAR.

               SHAREHOLDER PROPOSALS FOR THE 2000 ANNUAL MEETING

     If you wish to submit proposals to be presented at the 2000 Annual Meeting of Shareholders of the Corporation, they must be received by the Corporation no later than April 10, 2000 for them to be included in the Corporation's proxy material for that meeting.

                                 ANNUAL REPORT

     Our Annual Report on Form 10-K for the year ended September 30, 1998 immediately follows this Proxy Statement. This Proxy Statement does not include references to the Annual Report. If you would like a copy of any exhibit, please send a written request, including a statement that you believe in good faith that, as of August 10, 1999, you were a beneficial owner of shares of the Common Stock and were entitled to vote at the Annual Meeting. This request should be sent, with a payment of $0.25 per page, to Steve Vanechanos, Sr., Secretary, DynamicWeb Enterprises, Inc., 271 Route 46 West, Building F, Suite 209, Fairfield, New Jersey 07004.

                                          By Order of the Board of Directors,

                                          STEVE VANECHANOS, SR.

                                          STEVE VANECHANOS, SR.
                                          Secretary

Dated: August 18, 1999

               PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY
                AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                     PLEASE VOTE -- YOUR VOTE IS IMPORTANT

                                 APPENDIX 1
                                 PROXY CARD

                          DYNAMICWEB ENTERPRISES, INC.
                  PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 9, 1999
       THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Steven L. Vanechanos, Jr. or James D. Conners, and each of them, proxies of the undersigned, with full power of substitution, to vote all shares of Common Stock of DynamicWeb Enterprises, Inc., a New Jersey corporation, which the undersigned is entitled to vote at the Annual Meeting of Shareholders of DynamicWeb Enterprises, Inc. to be held at the Ramada Inn, located at 38 Two Bridges Road, Fairfield, New Jersey 07004, on Thursday, September 9, 1999 at 2:30 p.m. (local time), or any adjournment thereof, with all the powers the undersigned would have if personally present, on the following matters:

             IMPORTANT: SIGNATURE AND DATE REQUIRED ON REVERSE SIDE

A  [X]  Please mark your
        votes as in
        this example



                  FOR  all nominees          WITHHOLD AUTHORITY
                  at the right (except as    to vote for all nominees
                  marked to the contrary)    listed at right

1.  Election of          [ ]                         [ ]              Nominees:  Class II Directors:
    Directors                                                                    Robert Gailus
                                                                                 Kenneth R. Konikowski

                                                                                 Class I Director:
(INSTRUCTION: To withhold authority to vote for any individual nominee,          Steve Vanechanos, Sr.
write that nominee's name in the space provided below.)

------------------------------------------------------------------------


                                                             FOR      AGAINST     ABSTAIN
2. Approval of Amendment No. 2 to the 1997 Employee          [ ]        [ ]         [ ]
   Stock Option Plan to increase by 500,000 the number
   of shares reserved for issuance thereunder.

3. Approval of an Amendment to the 1997 Stock                [ ]        [ ]         [ ]
   Option Plan for Outside Directors to (i) increase the
   grant at time of appointment to options to purchase
   20,000 shares; and (ii) increase by 50,000 the
   number of shares reserved for issuance thereunder.

4. Approval of the appointment of Richard A. Eisner &        [ ]        [ ]         [ ]
   Company, LLP as the Company's independent
   auditors for the fiscal year ending September 30,1999.

5. In their discretion, the above named proxies are authorized to vote in accordance with their own judgment upon such other business as may properly come before the meeting.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is indicated, this Proxy will be voted "FOR" items 1, 2, 3, and 4 and the Proxies will use their discretion with respect to any matters referred to in item 5.

The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement and hereby revokes any Proxy or Proxies heretofore given. You may strike out the persons named as proxies and designate a person of your choice, and may send this Proxy directly to such person.

SIGNATURE(S): ___________________  _______________________ DATED: ________,1999
                                    (Signature if jointly)

NOTE: Please complete, date and sign exactly as your name appears hereon. When signing as attorney, administrator, executor, guardian, trustee or corporate official, please add your title. If shares are held jointly, each holder should sign.